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                                                   EXHIBIT 1
                   JOINT FILING AGREEMENT
               In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.20 per share, of Dynatech Corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 2nd day of June, 1994.

                                        SC FUNDAMENTAL INC.
                                        SC FUNDAMENTAL VALUE BVI, INC.

                                        Both By:/s/ Peter M. Collery
                                                Peter M. Collery
                                                Vice President

                                        THE SC FUNDAMENTAL VALUE FUND, L.P.

                                        By: SC FUNDAMENTAL INC.

                                        By: /s/ Peter M. Collery
                                               Peter M. Collery
                                               Vice President

                                        /s/ Peter M. Collery
                                           Peter M. Collery

                                        /s/ Gary N. Siegler
                                           Gary N. Siegler